Exhibit 10.17

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE.

Void after 5:00 P.M. New York City time on the last day of the Exercise Period, as defined in the Warrant

CLASS B
COMMON STOCK PURCHASE WARRANT
OF
SHUMATE INDUSTRIES, INC.

This is to certify that, FOR VALUE RECEIVED, ______________________________ (“Holder”), is entitled to purchase, subject to the provisions of this warrant (“Warrant” or “Class B Warrant”), from Shumate Industries, Inc., a Delaware corporation (the “Company”), at an exercise price per share of $2.00, subject to adjustment as provided in this Warrant (the “Warrant Exercise Price”), __________________ (___________) shares of common stock, par value $0.001 per share (“Common Stock”). The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time (including shares issued as dividends or upon any stock split or recapitalization), are hereinafter sometimes referred to as “Warrant Shares.”

1. ISSUANCE OF WARRANT. This Warrant is being issued pursuant to the exercise of a like number of Series A Warrants by the Holder hereof previously issued to the Holder in connection with its participation in the Company’s Placement (as defined below) as otherwise described in the Company’s Private Placement Memorandum dated as of September 20, 2006, as amended (“Memorandum”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subscription Agreement or Memorandum, as the case may be. In addition, the following terms have the meanings set forth below:

“Class A Warrants” shall mean the Class A Warrants issued in connection with the Placement.

“Convertible Securities” shall mean evidences of indebtedness, shares of stock or other securities, which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

“Exercise Period” shall mean the period commencing on the date hereof and ending at 5 p.m., Eastern Time on March 31, 2012.

“Permitted Issuances” shall mean (i) Common Stock issued pursuant to a stock split or subdivision, or (ii) Common Stock issuable or issued to employees, consultants or directors of the Company directly or pursuant to a stock plan or other compensation arrangement (including upon exercise of options or warrants) approved by the Board of Directors of the Company at the then fair market value, or (iii) capital stock, debt instruments convertible into capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers, purchases, corporate partnering agreements, consulting agreements, joint ventures or similar transactions, the terms of which are approved by the Board of Directors of the Company, or (iv) Common Stock issued or issuable upon conversion of the Class A Warrants, or (v) Common Stock issuable upon exercise of warrants issued to First Montauk Securities Corp. (or its assignees) as compensation in connection with the Offering, or (vi) Common Stock or any other securities exercisable or exchangeable for, or convertible into shares of Common Stock outstanding as of September 20, 2006.

“Placement” means the private placement by the Company of up to $6,000,000 worth of its securities, including the over-allotment option, consisting of shares of the Company’s Common Stock and Class A Warrants, as described in the Memorandum. The Placement was completed on December 14, 2006 and an aggregate of $3,787,550 worth of the Company’s securities were sold therein.

2. EXERCISE OF WARRANT. (a) This Warrant may be exercised in whole or in part at any time or from time to time from the date hereof until the end of the Exercise Period by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Warrant Exercise Price for the number of shares of Common Stock specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue or transfer taxes and transfer agent fees or opinions of counsel) will cause to be issued in the name of and delivered to the Holder hereof or, subject to Section 6 hereof, as the Holder may direct a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, all issuances of Common Stock shall be rounded up to the nearest whole share.

(b) Notwithstanding the foregoing, at any time after March 31, 2008 that a registration statement covering the resale of the Warrant Shares is not effective or is suspended, or that the related prospectus is outdated, defective or requires a supplement or amendment for any reason, the Holder may, at its option during such time, elect to pay some or all of the Exercise Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Exercise Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock as of the effective date of exercise, as determined pursuant to Section 3(d) below (the “Exercise Date”) over the Exercise Price per share. If the Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Exercise Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date.

(c) For purposes of this Warrant, “Fair Market Value” shall mean, on any day:

(i) the closing price of the Common Stock on a national securities exchange or as quoted on the Nasdaq Global Select Market, Nasdaq Global Market or the Nasdaq Capital Market on such day, as reported by the Wall Street Journal; or

(ii) if the Common Stock is quoted on the Nasdaq Global Select Market, Nasdaq Global Market or the Nasdaq Capital Market but no sale occurs on such day, the average of the closing bid and asked prices of the Common Stock on the Nasdaq Global Select Market, Nasdaq Global Market or the Nasdaq Capital Market on such day, as reported by the Wall Street Journal; or

(iii) if the Common Stock is not so listed or quoted, the average of the closing bid and asked prices of the Common Stock in the U.S. over-the-counter market; or

(iv) if no such trading market is readily available, the fair market value of the Common Stock as determined in good faith and certified by a majority of the members of the Board of Directors of the Company.

3. RESERVATION OF SHARES/FRACTIONAL SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. Instead, the Company will round up to the nearest whole share.

4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

5. RIGHTS AND OBLIGATIONS OF THE HOLDER. The Holder shall not, by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein. In addition, no provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. ANTI-DILUTION PROVISIONS. The Warrant Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows and the Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 6 at the time of such event:

(a) Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

(i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

(ii) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock or otherwise effect a reverse stock split,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event, or the record date therefor, whichever is earlier, would own or be entitled to receive after the happening of such event, and (ii) the Warrant Exercise Price(s) shall be adjusted to equal (A) the Warrant Exercise Price immediately prior to such event multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

(b) Certain Other Distributions and Adjustments.

(i) If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(A) cash,

(B) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or shares of Common Stock), or

(C) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than Convertible Securities or shares of Common Stock), then, upon exercise of this Warrant, Holder shall be entitled to receive such dividend or distribution with respect to the amount of Common Stock received on such exercise, and, if such dividend or distribution shall have been securities, any property subsequently distributed with respect thereto. However, in the event that at the time the Company has taken a record of the holders of its Common Stock for the purposes described above: (i) the resale of the shares of Common Stock issuable upon exercise of this Warrant is not registered with the SEC for resale to the public under an effective registration statement; and (ii) the Common Stock issuable upon exercise of this Warrant is not quoted on the OTCBB or a similar electronic quotation system or stock exchange, Holder shall be entitled to receive such dividend or distribution as if Holder had exercised this Warrant.

(ii) A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock and in such event, upon exercise of this Warrant, Holder shall be entitled to receive such distribution with respect to the amount of Common Stock received on such exercise, and, if such dividend or distribution shall have been securities, any property subsequently distributed with respect thereto, and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6(a). However, in the event that at the time the Company has reclassified its Common Stock, as described above: (i) the resale of the shares of Common Stock issuable upon exercise of this Warrant is not registered with the SEC for resale to the public under an effective registration statement; and (ii) the Common Stock issuable upon exercise of this Warrant is not quoted on the OTCBB or a similar electronic quotation system or stock exchange, Holder shall be entitled to receive such distribution, and, if such dividend or distribution shall have been securities, any property subsequently distributed with respect thereto, as if Holder had exercised this Warrant.

(c) Issuance of Additional Shares of Common Stock.

(i) (A) If the Company at any time prior to the earlier to occur of: (i) the date that is fifteen (15) months after the date of the final Closing; or (ii) the Company and @Balance Americas, a Shell Technology Ventures company, entering into a definitive distribution agreement for the Company’s Hemiwedge® DIV product, shall sell shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share (or having a conversion price per share, if a security convertible into Common Stock) which is less than the then applicable exercise price of the Class A Warrants (a “Subsequent Offering Price”), other than Permitted Issuances, then the Warrant Exercise Price shall be reduced to equal the Subsequent Offering Price.

(B) If, at any time after the earlier to occur of: (i) the date that is fifteen (15) months after the date of the final Closing; or (ii) the Company and @Balance Americas, a Shell Technology Ventures company, entering into a definitive distribution agreement for the Company’s Hemiwedge® DIV product, the Company shall issue or sell any shares of Common Stock in exchange for consideration in an amount per share of Common Stock less than the then applicable, or last applicable, exercise price of the Class A Warrants (the “Discounted Price,” each such sale or issuance a “Discounted Price Transaction” and the number of shares sold or issued in such Discounted Price Transaction the “Discounted Sale Volume”), other than Permitted Issuances, then (a) the Warrant Exercise Price then in effect shall be adjusted so that it shall equal the price determined by multiplying the Warrant Exercise Price in effect immediately prior to such event by a fraction, of which the numerator shall be the sum of the amount of Common Stock outstanding immediately before such Discounted Price Transaction, plus the quotient obtained by dividing the total proceeds of such Discounted Price Transaction by such Warrant Exercise Price, and of which the denominator shall be the amount of Common Stock outstanding immediately following such exercise (for purposes of determining the amount of Common Stock outstanding, all outstanding securities exercisable for or convertible into Common Stock shall be deemed to have been so exercised or converted), and (b) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Warrant Exercise Price in effect immediately prior to such Discounted Price Transaction by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Discounted Price Transaction and dividing the product thereof by the Warrant Exercise Price resulting from the adjustment made pursuant to clause (a) above.

For purposes of Sections 6(c)(i)(A) and (B) hereof, in the event that the Class A Warrants have all been exercised and are no longer outstanding, then the applicable exercise price of the Class A Warrants shall be the exercise price at which the last Class A Warrant was exercised.

(ii) The provisions of paragraph (i) of this Section 6(c) shall not apply to any issuance of shares of Common Stock for which an adjustment is provided under Section 6(a) or 6(b). No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of this Section 6(c) upon the issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 6(d) or Section 6(e).

(d) Issuance of Warrants or Other Rights. If at any time the Company shall: (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or (ii) in any manner issue or sell, any warrants or other rights to subscribe for or purchase any shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Warrant Exercise Price, then the number of shares for which this Warrant is exercisable and the Warrant Exercise Price shall be adjusted as provided in Section 6(c) on the basis that the maximum number of shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall be deemed to have received all the consideration payable therefor, if any, as of the date of issuance of such warrants or other rights. No further adjustment of the Warrant Exercise Price(s) shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities.

(e) Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Exercise Price, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Exercise Price shall be adjusted as provided in Section 6(c) on the basis that the maximum number of shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities. If any issue or sale of Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Exercise Price have been or are to be made pursuant to Section 6(d), no further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Exercise Price shall be made by reason of such record, issue or sale.

(f) Superseding Adjustment. If at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Exercise Price(s) shall have been made pursuant to Section 6(d) or Section 6(e) as the result of any issuance of warrants, rights or Convertible Securities,

(i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

(ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a re-computation shall be made of the effect of such rights or options or other Convertible Securities on the basis of:

(A) treating the number of shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

(B) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Exercise Price(s) shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

(g) No adjustment in the Warrant Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Section 6(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(h) The Company may retain a firm of independent public accountants of recognized standing selected by the Board (who may be the regular accountants employed by the Company) to make any computation required by this Section 6.

(i) In the event that at any time, as a result of an adjustment made pursuant to Section 6(a), (b) or (c) of this Warrant, the Holder of any Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a) through (h), inclusive, of this Warrant.

(j) Notwithstanding the foregoing, no adjustment shall be effected due to, or as a result of, any Permitted Issuances except for Common Stock issued pursuant to a stock split or subdivision.

(k) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 6, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

7. REDEMPTION OF WARRANT. If at anytime during the Exercise Period the Common Stock trades at or above $4.00 per share (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like) (the "Threshold Price") during 10 consecutive Trading Days (the "Measurement Period"), then the Company may, upon 30 days prior written notice “Redemption Notice”), call for redemption (“Call”) of all but not less than all of the Warrants then outstanding provided that the Common Stock has traded an average of 100,000 shares per day during the Measurement Period (“Threshold Volume”). If the conditions set forth below for such Call are satisfied from the period from the date of the Redemption Notice through and including the Redemption Date (as defined below), then this Warrant for which a Notice of Exercise shall not have been received by the Redemption Date will be cancelled at 5:00 p.m. (New York City time) on the 30th day after the date the Call Notice is placed in the United States mail (by first class mail) (such date, the "Redemption Date"). In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Redemption Notice that are tendered prior to 5:00 p.m. (New York City time) on the Redemption Date. Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Redemption Notice or require the cancellation of this Warrant (and any Redemption Notice will be void), unless, from the beginning of the 10th consecutive Trading Day used to determine whether the Common Stock has achieved the Threshold Price through the Redemption Date, the Company has effective under the Securities Act of 1933, as amended, a registration statement providing for the resale of the Warrant Shares and the prospectus thereunder available for use by the Holders for the resale of all such Warrant Shares.

8. PIGGYBACK REGISTRATION RIGHTS.

(a) Grant of Right. the Holder shall have the right during the Exercise Period to include the Warrant Shares as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Act or pursuant to Form S-8 or any equivalent form) (“Registration Statement”); provided, however, that if, solely in connection with any primary underwritten public offering for the account of the Company, the managing underwriter(s) thereof shall, in its reasonable discretion, impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Warrant Shares with respect to which the Holder requested inclusion hereunder as the underwriter shall reasonably permit. Any exclusion of Warrant Shares shall be made pro rata among the Holders seeking to include Warrant Shares in proportion to the number of Warrant Shares sought to be included by such Holders; provided, however, that the Company shall not exclude any Warrant Shares unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Warrant Shares.

(b) Terms. The Company shall bear all fees and expenses attendant to registering the Warrant Shares pursuant to Section 8(a) hereof, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Warrant Shares. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Warrant Shares with not less than thirty (30) days written notice prior to the proposed date of filing of such registration statement. Such notice to the Holders shall continue to be given for each registration statement filed by the Company until such time as all of the Warrant Shares have been sold by the Holder. The holders of the Warrant Shares shall exercise the “piggy-back” rights provided for herein by giving written notice, within ten (10) days of the receipt of the Company’s notice of its intention to file a registration statement. The Company will provide written notice to each holder of Class B Warrants at least twenty (20) days prior to its intention to file a registration statement.

9. OFFICER’S CERTIFICATE. Whenever the Warrant Exercise Price(s) shall be adjusted as required by the provisions of Section 6 of this Warrant, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Warrant Exercise Price(s) and the adjusted number of shares of Common Stock issuable upon exercise of each Warrant, determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer’s certificate shall be forwarded to Holder as provided in Section 14.

10. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (1) if the Company shall pay any dividend or make any distribution upon Common Stock, or (2) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (3) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another entity, tender offer transaction for the Company’s Common Stock, sale, lease or transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, or (4) if the Company shall file a registration statement under the Securities Act of 1933, as amended (the “Act”), on any form other than on Form S-4 or S-8 or any successor form, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten days prior to the date specified in clauses (1), (2), (3) or (4), as the case may be, of this Section 10 a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend, distribution or rights, or (ii) such reclassification, reorganization, consolidation, merger, tender offer transaction, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, or (iii) such registration statement is to be filed with the SEC.

11. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing or surviving corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance of all or substantially all of the assets of the Company, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that (i) the Holder shall have the right thereafter by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which could have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, and (ii) the successor or acquiring entity shall expressly assume the due and punctual observance and performance of each covenant and condition of this Warrant to be performed and observed by the Company and all obligations and liabilities hereunder (including but not limited to the provisions of Section 3 regarding the increase in the number of shares of Warrant Shares potentially issuable hereunder). Any such provision shall include provision for adjustments which shall be as nearly equivalent as possible to the adjustments provided for in this Warrant. The foregoing provisions of this Section 11 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issuance of Common Stock covered by the provisions of Section 6 of this Warrant.

12. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933; REGISTRATION RIGHTS. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold or otherwise disposed of except as follows:

(i) to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 12 with respect to any resale or other disposition of such securities which agreement shall be satisfactory in form and substance to the Company and its counsel; or

(ii) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

(iii) The Holder of this Warrant shall be entitled to the registration rights as described in the Subscription Agreement with respect to the Warrant Shares.

13. GOVERNING LAW; JURISDICTION. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All issues concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof. The parties hereto agree that venue in any and all actions and proceedings related to the subject matter of this Warrant shall be in the state and federal courts in and for New York, New York, which courts shall have exclusive jurisdiction for such purpose, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. Service of process may be made in any manner recognized by such courts. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Shumate Industries, Inc.
Attention: Matthew C. Flemming
12060 FM 3083
Conroe, Texas 77301

Tel: (936) 539-9533
Fax: (936) 539-9396

If to the Holder:	To the Address Set Forth In the Records of the Company

With copies to:	First Montauk Securities Corporation
328 Newman Springs Road
Red Bank, NJ 07701
Fax: (732) 783-0212
Attn: Ernest Pellegrino

15. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Warrant has been duly executed as of March 31, 2007.

SHUMATE INDUSTRIES, INC.

By:
Name: Title:

PURCHASE FORM

To Shumate Industries, Inc.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock (“Common Stock”), $0.001 par value per share, of Shumate Industries, Inc. The undersigned herewith makes payment of $____________, representing the full purchase price for such shares at the Exercise Price provided for in such Warrant, together with any applicable taxes payable by the undersigned pursuant to the Warrant. Such payment takes the form of (check applicable box or boxes):

☐	$______ in lawful money of the United States; and/or

☐	The cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation).

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

_________________________________
  (Name)

_________________________________

_________________________________
  (Address)

_________________________________
  (SSN or Tax ID No.)

ASSIGNMENT FORM

FOR VALUE RECEIVED, _______________________________________ hereby sells, assigns and transfer unto:

Name:_______________________________________________
(Please typewrite or print in block letters)

Address:_____________________________________________

Social Security or Employer Identification No.:__________________________

The right to purchase Common Stock represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney to transfer the same on the books of the Company with full power of substitution.

Dated: _________________, 200_.

Signature:________________________________

Signature Guaranteed:

___________________________________